Exhibit 32.1

Certification Pursuant To Section 906
of the Sarbanes-Oxley Act of 2002

We hereby certify that the accompanying Annual Report of Quanex Corporation on Form 10-K for the year ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Quanex Corporation.

December 21, 2004

/s/ RAYMOND A. JEAN	/s/ TERRY M. MURPHY
Raymond A. Jean Chairman of the Board, President and Chief Executive Officer	Terry M. Murphy Vice President—Finance and Chief Financial Officer